INVESTOR PRESENTATION Q4 2023 Essential Retail. Smart Locations. Escarpment Village | Austin, TX ®

Introductory Notes Forward-Looking Statements Disclaimer Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements about the Company's 2024 guidance, the amount and timing of payment of the Company's next quarterly dividend, the Company's expectation for continued tenant demand for its centers, strength of and anticipated opportunities based on IVT's low leverage levels, or regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” "continue," “likely,” “will,” “would,” "outlook," "guidance," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward- looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner. 2

Overview Lakeside & Lakeside Crossing | Orlando, FL

Overview Retail Properties Total GLA Avg. Center Size Avg. TAP Score (Peer Average = 68) 3 62 Grocery-Anchored 1, 2 (Peer Average = 84%)3 1. Percentage of properties by YTD NOI owned as of December 31, 2023. 2. Percentage of properties by YTD NOI anchored by shadow-anchored grocers. Walmart, Target and warehouse clubs are considered grocers. 3. Source: Green Street. Peers include BRX, KIM, KRG, PECO, REG, and ROIC. 5.0x-6.0x Net Debt-To-Adjusted EBITDA Target 25%-35% Net Leverage Ratio Target $1.66-$1.70 Growth of 0.6% To 3% 2024 Core FFO Per Diluted Share 2.25%-3.25% 2024 SP-NOI Growth 4 10.3M 166K 74 95% 87% 2024 Guidance & Long-Term Targets Portfolio Statistics1 Sun Belt 1 (Peer Average = 50%)3

Simple and Focused Strategy High-Performing, Grocery- Anchored Portfolio • 87% of NOI derived from centers with a grocery presence • Essential retail tenants drive recurring foot traffic • Sector tailwinds driving robust, broad-based leasing demand • Cycle-tested portfolio Strong Balance Sheet • Investment grade balance sheet with ample liquidity • Conservative leverage enables self-funded growth strategy • Disciplined capital allocation approach • Increased dividend 5% annually the last 3 years Sun Belt Markets with Continued Growth • Sector-leading Sun Belt concentration of 95% • Attractive demographic trends – jobs, population, education & household income • Established markets providing durable cash flow and long-term growth set to outpace other markets Corporate Sustainability And Governance • Shareholder friendly governance structure • Destaggered Board and opted out of MUTA • GRESB participant since 2013 • Annual ESG report with five-year environmental reduction targets Local Expertise • Experienced & trusted operator with long-standing tenant relationships • Operational teams within 2 hours of 95% of the assets • Field offices bring robust market knowledge and in-depth tenant performance information 5

Full Year 2023 Highlights Operating Results Financial Performance 2023 Leased Occupancy ABR Per SF1 Retention Rate 2023 Anchor Tenant Leased Occupancy Q4 2023 Leasing Spreads – New & Renewal Leases 2023 Small Shops Leased Occupancy Net Debt-To- Adjusted EBITDA2 Net Leverage Ratio3 Total Liquidity 2024 Annualized Dividend Rate 2023 FY SP-NOI Growth 1. Total Portfolio ABR per SF as of December 31, 2023, including ground rent and excluding specialty leases. Excluding ground rent, ABR per SF is $20.96 as of December 31, 2023 2. Trailing 12-month Net Debt-to-Adjusted EBITDA as of December 31, 2023 3. Net debt to real estate assets, excluding property accumulated depreciation 6 96.2% $19.48 90% 13.9% 98.2% 92.5% 4.9x 27% $446M $0.905 4.9%Core FFO$1.65

Portfolio 7 The Shops at Arbor Trails | Austin, TX

Sun Belt Focused Dallas 10%Houston 11% Miami 10% Top 5 60% Top 5 Markets by ABR Percentage of Total Concentrated portfolio brings operational efficiencies InvenTrust Portfolio by Percentage of ABR1 Southern CA 12% San Antonio 3% Austin 17% Dallas / Fort Worth / Arlington 10% Houston 11% Atlanta 10% Tampa / St. Petersburg 5% Miami / Fort Lauderdale / West Palm Beach 10% Orlando 5% Charlotte 5% Raleigh / Durham 7% DC Metro 3% 8 Austin 17% Southern CA 12% Richmond 2% 1. YTD ABR of properties owned as of December 31, 2023. Excludes the recent acquisition of The Plant (Phoenix market) Entered the Phoenix market with The Plant acquisition in February 2024

Sector Tailwinds: Rent Growth with Low Supply 3.8% Nashville 3.8% Atlanta 3.7% Austin Orlando 3.6% Phoenix 3.6% Boston 3.6% Tampa 3.6% Miami 3.4% Fort Lauderdale 3.7% Salt Lake City TOP U.S. GROWTH MARKETS Estimated Annualized M-RevPAF Growth ‘24 to ‘281 ’24 to ’28 SUPPLY GROWTH PER YEAR BY ASSET TYPE2 Strip Center Supply Growth Significantly Below Other Asset Classes 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Industrial Apartment Office Strip *Current & Target IVT Sun Belt Markets STRIP CENTER SUPPLY GROWTH2 1. Source – Green Street – M-RevPAF is a measure of the health of a market (or sector) that combines two key operating metrics (effective market rents and occupancy) into a single value. Green Street U.S. Strip Center Outlook, January 19, 2024 2. Source – Green Street U.S. Strip Center Outlook, January 19, 2024 9 3.5% Charlotte 3.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24E '25E '26E '27E '28E

Sector Tailwinds: Necessity-Based Retail Thriving Essential Retail • Consumer goods and services that satisfy needs for day-to- day living • Recession resistant through economic cycles • Marginal exposure to distressed tenants Strong Traffic • Consumers visit grocery stores approximately 1.6 times a week1 • Work from home & migration to the suburbs benefits all-day traffic to retail centers Last-Mile Solution Convenient for Consumers • Well-located centers connect retailers to customers • Accessible parking lots for quick trips and immediate need purchases • Retailers being creative with common area spaces to improve customer experiences • 85% of retail sales come from brick & mortar2 1. The Food Marketing Institute; U.S. Grocery Shopper Trends 2023 2. U.S. Census data – Q2 2023 10 • Neighborhood centers - critical component in the last-mile solution • Curbside & BOPIS programs more efficient than e-grocery options • Retailers accelerating investment for in-store order fulfillment • Turning “back-of-house” space into a hybrid distribution center

High Quality Portfolio Established centers with necessity-based tenants drive performance in all economic conditions Neighborhood Center Community Center Power Center w/ Grocer Power Center w/out Grocer Trade Area 1-3 mi. Trade Area 3-5 mi. Trade Area 5-10 mi. Trade Area 5-10 mi. • 37 properties • 3.8M GLA • 39% of NOI • $20.33 ABR 1 • 13 properties • 3.0M GLA • 30% of NOI • $20.07 ABR 1 • 8 properties • 2.2M GLA • 18% of NOI • $17.31 ABR 1 • 4 properties • 1.3M GLA • 13% of NOI • $19.10 ABR 1 Note: As of December 31, 2023. 1. Includes ground rent and excludes specialty leases. 11 Old Grove Marketplace | San Diego, CA Shops at the Galleria | Austin, TXSarasota Pavilion | Tampa, FLShops at Arbor Trails | Austin, TX

Essential Retail Recession resistant tenants contribute 60% of total ABR TOP 15 TENANTS # Tenant Credit Rating (S&P) # of Leases % of ABR 1 BBB 151 5.2 2 N/A 142 3.3 3 A 14 2.6 4 BB+ 6 2.3 5 N/A 53 2.3 6 AA 5 1.4 7 B+ 7 1.3 8 BBB+ 4 1.2 9 CCC+ 7 1.1 10 N/A 8 1.1 11 BBB 3 1.0 12 A+ 2 0.9 13 N/A 4 0.9 14 N/A 9 0.9 15 BBB+ 9 0.8 Top 15 Total 112 26.3% Note: as of December 31, 2023. 1. Includes one fuel pad. 2. Includes three Publix Liquor locations 3. Includes one staff office *Grocer 12 Grocery/Essential RetailRestaurants Other Retail / Services Portfolio Tenant Composition % of ABR 19% 21% 60% National Regional Local Total Portfolio Composition % of ABR 68% 15% 17%

2020 2021 2022 2023 HISTORICAL LEASED OCCUPANCY 92.8% 96.2% 93.9% Robust Leasing Pipeline of Essential Tenants Portfolio is experiencing unprecedented demand & occupancy levels RECENTLY EXECUTED LEASES Note: Data as of December 31, 2023. Anchors Small Shop 13 $18.21 $18.59 $19.08 $19.48 2020 ABR PSF 2021 2022 96.1% 2023

Expansion Into a New Sun Belt Market PROPERTY STATS GLA ~57,000 Occupancy 100% Year Built 2016 Traffic Count 53,000 Vehicles per Day 3-Mile Population 88,600 3-Mile Average HHI $169,000 ABR per SF $28.68 Transaction Highlights: • Sprouts Farmers Market anchored neighborhood center in affluent Phoenix submarket with projected 3-mile population growth of 8.4% over the next five years • Grow portfolio’s Sun Belt presence and broaden future acquisition opportunities in the Phoenix market • Potential to grow in-place small shop rents • Common area parking lot LED lighting 14 The Plant | Phoenix, AZ Recently Acquired: The Plant, a neighborhood grocery-anchored center in Chandler, AZ

Disciplined Redevelopment Program SOUTHERN PALM CROSSING - Miami, FL Status: Active Estimated Completion: 2024 Project Description: Redevelopment of a former bank building to a freestanding building with a drive-through CYFAIR TOWN CENTER - Cypress, TX Status: Completed Completion Date: 2023 Project Description: Outparcel redevelopment to include drive-through PRE-DEVELOPMENT (15 Projects) Status: Pre-Development Estimated Completion: 2024+ Project Description: Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning Using capital to enhance the consumer experience, focused on revitalization and anchor repositioning 15Note: The Company’s estimates are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. SARASOTA PAVILION - Tampa, FL Status: Active Estimated Completion: 2025 Project Description: Redevelopment and remerchandising of former anchor space to two anchor spaces, plus additional small shop space SANDY PLAINS CENTRE – Atlanta, GA Status: Active Estimated Completion: 2025 Project Description: Redevelopment & expansion to accommodate swim school and additional small shop space BUCKHEAD CROSSING – Atlanta, GA Status: Active Estimated Completion: 2024 Project Description: Anchor space repositioning, including re-merchandising of the shopping center

Kyle Marketplace | Austin, TX Environmental, Social and Governance

ESG Overview

InvenTrust Properties

InvenTrust is committed to the principles of ESG to create long-term shareholder value


EVgo
FAST CHARGING
EVgo.com




InvenTrust
NEW YORK STOCK EXCHANGE

Environmental

- 100% of properties have energy management systems installed
- 100% of landlord-controlled common area parking lot lighting upgraded to LEDs
- Signed 13 EV charging station deals and named an "EV Charging Hero" by EVgo in 2022
- InvenTrust was named a Green Lease Leader, Silver Level Recognition, in 2022

Social

- InvenTrust named a "Top Workplace in Chicago" by The Chicago Tribune in 2023
- 100% of employees participated in a charitable event and/or fundraiser in 2022 & 2023
- InvenTrust invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives

Governance

- InvenTrust places a strong emphasis on its governance policies & practices including a robust internal control environment, compensation, and shareholder rights
- In 2022, InvenTrust achieved 33% Board of Directors diversity
- Robust investor engagement program led by Investor Relations team and the Corporate Secretary's office

GRESB

GREEN LEASE LEADER

TOP WORK PLACES 2023

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

SUSTAINABILITY ACCOUNTING STANDARDS BOARD SASB

GRI

Inventrust's Complete 2022 ESG Report

17

ESG Goals & Progress 18 InvenTrust set measurable goals to own and manage environmentally-friendly shopping centers; create innovative and inclusive work and community environments; and execute processes, reporting, and training to conduct business in a manner that upholds high standards of ethics and integrity. Below are the company’s five-year goals and their status as of December 31, 2022. 1. Common area lighting defined as parking lot lighting only. Excludes properties acquired during Q4 2022.

Strong & Experienced Board of Directors

InvenTrust Properties

InvenTrust's Board of Directors (the "Board") oversees the business and affairs of the Company, including its long-term health, overall success, and financial strength. While the full Board is actively involved in that work, including the oversight of risk management of the Company, the Board leverages the expertise of its members through maintaining three standing subcommittees. The Committees of the Board are the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

Board Experience

6/9 Current or Former C-Suite	**6/9** Real Estate
6/9 Investment or Financial	**5/9** Retail
89% Independent	**33%** Female
59 Average Age	**8 yrs** Average Tenure



Julian E. Whitehurst
Chairperson since 2023
Director since 2016
Compensation - M

- Former CEO and President of National Retail Properties, Inc.
- Previously served as COO of National Retail Properties, Inc. from 2004 to 2017
- Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed



Thomas F. Glavin
Director since 2007
Audit - M, FE;
Nominating & Corporate Governance - M

- Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm
- Former partner at Gateway Homes, senior manager at Touche Ross & Co., and internal auditor at Vavrus & Associates



Scott A. Nelson
Director since 2016
Nominating & Corporate Governance - C

- Principal & Founder of SAN Prop Advisors, a real estate advisory firm
- Former Senior Vice President at Target Corp., Oversees various real estate groups
- Former Director of Real Estate at Mervyn's



Paula J. Saban
Director since 2004
Compensation – M
Nominating & Corporate Governance - M

- Former Senior Vice President and Private Client Manager at Bank of America
- Over 25 years of financial services and banking experience



Michael A. Stein
Director since 2016
Audit – M; FE
Compensation - M

- Former Senior Vice President & CFO of ICOS Corp., a bio tech company acquired by Eli Lilly
- Former EVP & CFO of Nordstrom, Inc. as well as EVP and CFO of Marriott International, Inc., and former Partner at Arthur Andersen LLP



Amanda Black
Director since 2018
Audit - C, FE

- Chief Investment Officer and managing Director of JLP Asset Management
- Former Senior Vice President & Portfolio Manager at Ascent Investment Advisors
- Over 20 years of experience in real estate investment



Stuart Aitken
Director since 2017
Compensation - C

- Chief Merchant and Marketing Officer at The Kroger Co.
- Former Group Vice President of The Kroger Co. & CEO of 84.51°(data analytics firm)
- Former CEO of dunnhumbyUSA and EVP & CMO of Michael's Stores



Daniel J. (DJ) Busch
President, CEO & Director since 2021

- Currently serving as President and CEO of InvenTrust Properties Corp.
- Previously served as EVP, CFO, and Treasurer since 2019
- Former Managing Director, Retail at Green Street Advisors



Smita Shah
Director since 2022
Audit – M
Nominating & Corporate Governance - M

- Founder and CEO of SPAAN Tech, Inc
- Commissioner for the White House Advisory Commission on Asian Americans, Native Hawaiians, and Pacific Islanders

NOTE: C – Chair; M – Member; FE – Financial Expert

19

Old Grove Marketplace | San Diego, CA Balance Sheet & 2024 Outlook

Investment Grade Balance Sheet Balance Sheet Highlights1: • Fitch affirmed investment grade rating of ‘BBB-’ with a stable outlook in August ‘23 • $446M in liquidity includes $96M of cash and $350M remaining capacity on revolving credit facility • Weighted average interest rate: 4.29% • Weighted average maturity: 4.0 years 2 TOTAL MARKET CAPITALIZATION3 7% Secured Debt 25% Unsecured Debt 68% Market Cap (Equity) SUMMARY OF OUTSTANDING DEBT 79% Unsecured Fixed 12% Secured Fixed 9% Secured Variable 1. As of December 31, 2023 2. Excludes available extension options 3. Percentages based on total market capitalization as of December 31 2023, calculated as follows: closing stock price as of December 31, 2023 multiplied by total shares outstanding plus total debt outstanding DEBT MATURITY SCHEDULE1,2 ($ Millions) 2024 2025 $23 2026 $200 2027 $200 $226 2028 Thereafter $250 $282 21 $32 Secured Unsecured $88 $26 $0

Conservative Leverage Profile NET LEVERAGE RATIO (NET DEBT + PREFERRED AS % OF GROSS ASSETS) 1 Peer Average : 35% 29% 29% 36% 39% 41% 1. Source : Forward metric provided by Green Street Strip Center Sector Update, December 4, 2023. As of December 31, 2023, IVT’s TTM Net Debt-to-Adjusted EBITDA is 4.9x & Net Leverage is 27%. InvenTrust will maintain a low leverage business model 22 NET DEBT-TO-ADJUSTED EBITDA1 4.8x 4.8x 5.3x 5.8x 6.3x 6.7x Peer Average : 5.6x 5.0x 28% 37%

$0.68 $0.70 $0.72 $0.74 $0.76 $0.78 $0.82 $0.86 $0.905 2016 2017 2018 2019 2020 2021 2022 2023 2024E Sustainable Dividend Growth IVT’s total return since listing = 14.3% vs 2.6% peer set1 HISTORICAL & PROJECTED DIVIDEND PAYMENTS Aggregate dividends declared as a percentage of Core FFO = 52%2 23 5 1 - Peers include BRX, KIM, KRG, PECO, REG, and ROIC. Date range is Oct. 12, 2021 to December 31, 2023 2 - Aggregate distributions declared (as a % of Core FFO) for the twelve months ended December 31, 2023

NET INCOME PER NET INCOME PER NET INCOME PER DILUTED SHARE DILUTED SHARE DILUTED SHARE $0.05 to $0.08 $0.08 $0.04 to $0.10 NAREIT FFO PER NAREIT FFO PER NAREIT FFO PER DILUTED SHARE DILUTED SHARE DILUTED SHARE $1.66 to $1.69 $1.70 $1.69 to $1.75 CORE FFO PER CORE FFO PER CORE FFO PER DILUTED SHARE DILUTED SHARE DILUTED SHARE $1.63 to $1.65 $1.65 $1.66 to $1.70 3% to 5% YoY growth 5% YoY growth 0.6% to 3% YoY growth SPNOI GROWTH SPNOI GROWTH SPNOI GROWTH 4.25% to 5.0% 4.9% 2.25% to 3.25% 1. Full year guidance assumptions are provided in the Quarterly Supplemental InvenTrust Delivers Cash Flow Growth Final 2023 Guidance (Nov. ‘23) 2023 Year End Results 2024 Guidance1 24

Appendix 25 Shops At Arbor Trails | Austin, TX

Non-GAAP Measures and Definition of Terms 26 Non-GAAP Financial Measures In addition to measures prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP” measures), this presentation includes certain non-GAAP financial measures and other terms that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company's computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of the Company’s non-GAAP measures to the most directly comparable GAAP financials measures are included herein. Same Property NOI or SPNOI Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments ("GAAP Rent Adjustments"). NOI from other investment properties includes adjustments for the Company’s captive insurance company. Adjusted EBITDA The Company’s non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Adjustments for the Company’s unconsolidated joint venture are calculated to reflect the Company’s proportionate share of the joint venture's Adjusted EBITDA on the same basis. NAREIT Funds From Operations (NAREIT FFO) and Core FFO The Company’s non-GAAP measure of NAREIT Funds from Operations ("NAREIT FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for the Company’s unconsolidated joint venture are calculated to reflect the Company’s proportionate share of the joint venture's NAREIT FFO on the same basis. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Pro Rata Financial Information On January 18, 2023, the Company acquired the four remaining retail properties from its unconsolidated joint venture, IAGM Retail Fund I, LLC (“IAGM” or “JV”), a joint venture partnership between the Company and PGGM Private Real Estate Fund (“PGGM”), in which it held a 55% ownership share. Throughout this presentation, the Company has included the results from its ownership share of its joint venture properties when combined with the Company's wholly owned properties, defined as "Pro Rata," with the exception of property and lease count, as of and for the three months and year ended December 31, 2022. Net Debt-to-Adjusted EBITDA Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA.

Reconciliation of Non-GAAP Measures Same Property NOI 27 Note: in thousands. Three Months Ended December 31 Year Ended December 31 2023 2022 2023 2022 Income Base rent $ 36,739 $ 35,889 $ 135,732 $ 130,613 Real estate tax recoveries 6,345 6,655 25,821 26,244 CAM, insurance, and other recoveries 7,413 7,187 24,829 24,119 Ground rent income 3,683 3,690 13,535 13,319 Short-term and other lease income 1,763 1,462 4,244 4,203 Provision for uncollectible billed rent and recoveries (662) (286) (1,325) (814) Reversal of uncollectible billed rent and recoveries — 11 395 1,279 Other property income 339 277 1,212 1,127 Total income 55,620 54,885 204,443 200,090 Operating Expenses Property operating expenses 10,271 11,537 33,841 35,695 Real estate taxes 6,640 6,969 28,478 28,852 Total operating expenses 16,911 18,506 62,319 64,547 Same Property NOI $ 38,709 $ 36,379 $ 142,124 $ 135,543

Reconciliation of Net (Loss) Income to Same Property NOI Same Property NOI 28 Note: in thousands. (a) Adjustments to NOI include termination fee income and expense and GAAP Rent Adjustments. Three Months Ended December 31 Year Ended December 31 2023 2022 2023 2022 Net income (loss) $ 2,890 $ (125) $ 5,269 $ 52,233 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (3,713) (1,378) (5,480) (2,030) Equity in losses (earnings) of unconsolidated entities 110 121 557 (3,663) Interest expense, net 9,697 8,648 38,138 26,777 Loss on extinguishment of debt 15 85 15 181 Gain on sale of investment properties — (1,393) (2,691) (38,249) Depreciation and amortization 28,091 23,897 113,430 94,952 General and administrative 8,408 10,103 31,797 33,342 Other fee income — (578) (80) (2,566) Adjustments to NOI (a) (1,500) (1,671) (7,528) (9,743) NOI 43,998 37,709 173,427 151,234 NOI from other investment properties (5,289) (1,330) (31,303) (15,691) Same Property NOI $ 38,709 $ 36,379 $ 142,124 $ 135,543

Reconciliation of Non-GAAP Measures NAREIT FFO and Core FFO 29 Note: in thousands.

Reconciliation of Non-GAAP Measures EBITDA and Adjusted EBITDA Note: in thousands. 30

Reconciliation of 2024 Guidance Range Estimated net income per share to estimated NAREIT FFO and Core FFO per diluted share 31 The following table provides a reconciliation of the range of the Company's 2024 estimated net income per diluted share to estimated NAREIT FFO and Core FFO per diluted share: (Unaudited) Low End High End Net income per diluted share $ 0.04 $ 0.10 Depreciation and amortization related to investment properties 1.65 1.65 NAREIT FFO per diluted share 1.69 1.75 Amortization of market-lease intangibles and inducements, net (0.02) (0.03) Straight-line rent adjustments, net (0.04) (0.05) Amortization of debt discounts and financing costs 0.03 0.03 Core FFO per diluted share $ 1.66 $ 1.70

INVENTRUST PROPERTIES CORP. (IVT) Investor Presentation Quarterly Earnings Materials Complete 2022 ESG Report Corporate Office 3025 Highland Parkway | Suite 350 Downers Grove, IL 60515 630.570.0700 info@InvenTrustProperties.com Investor Relations 630.570.0605 InvestorRelations@InvenTrustProperties.com Transfer Agent Computershare 855.377.0510